                                                                  EXHIBIT 23.17



                             CONSENT OF DIRECTOR


        I hereby consent to being named a director in the Goodrich Petroleum Corporation Joint Proxy/Prospectus constituting a portion of the Registration Statement on Form S-4 dated April 13, 1995.



                                          Very truly yours,


                                          /s/ JAMES R. JENKINS
                                          --------------------------------
                                          James R. Jenkins